                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                          VOTE THIS PROXY CARD TODAY!

                                       THREE CONVENIENT WAYS TO VOTE YOUR PROXY.

                                       YOU CAN VOTE YOUR PROXIES OVER THE
                                       INTERNET, BY TELEPHONE OR BY FAX - IT'S
                                       EASY AND CONFIDENTIAL.

                                       INTERNET, TELEPHONE AND FAX VOTING ARE
                                       AVAILABLE 24 HOURS A DAY, SEVEN DAYS A
                                       WEEK.

                                       IF YOU ARE VOTING BY INTERNET, TELEPHONE
                                       OR FAX, YOU SHOULD NOT MAIL YOUR PROXY
                                       CARD.

                                       VOTE BY INTERNET:
                                           -   READ THE PROXY STATEMENT AND HAVE
                                               YOUR PROXY CARD AVAILABLE.
                                           -   GO TO
                                               HTTPS://VOTE.PROXY-DIRECT.COM AND
                                               FOLLOW THE ON SCREEN DIRECTIONS.
                                       VOTE BY TELEPHONE:
                                           -   READ THE PROXY STATEMENT AND HAVE
                                               YOUR PROXY CARD AVAILABLE.
                                           -   WHEN YOU ARE READY TO VOTE, CALL
                                               TOLL FREE 1-866-837-1888.
                                           -   FOLLOW THE RECORDED INSTRUCTIONS
                                               PROVIDED TO CAST YOUR VOTE.
                                       VOTE BY FAX:
                                           -   FAX YOUR EXECUTED PROXY TO US
                                               TOLL FREE AT 1-888-796-9932
                                               ANYTIME.

                                       IF YOU HAVE ANY QUESTIONS OR CONCERNS,
                                       PLEASE CALL 1-866-348-1468 FROM 9:00
                                       A.M. TO 11:00 P.M. EDT MONDAY THROUGH
                                       FRIDAY, AND SATURDAYS FROM 12:00 P.M. TO
                                       6:00 P.M.

                                       YOU MAY RECEIVE ADDITIONAL PROXIES FOR
                                       OTHER ACCOUNTS. THESE ARE NOT DUPLICATES;
                                       YOU SHOULD SIGN AND RETURN EACH PROXY IN
                                       ORDER FOR YOUR VOTES TO BE COUNTED.

                  Please detach at perforation before mailing.


[COLUMBIA MANAGEMENT LOGO]  COLUMBIA FUNDS TRUST III                      PROXY
                           COLUMBIA WORLD EQUITY FUND
          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 17, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Christopher L. Wilson, J. Kevin Connaughton, Michael G. Clarke, Vincent P. Pietropaolo and James R. Bordewick, and each of them, with full power of substitution to each, to vote all shares at the Special Meeting of Shareholders to be held at One Financial Center, Boston, Massachusetts, on Friday, February 17, 2006 at 10:00 a.m. Boston Time and at any and all adjournments, as specified herein and in accordance with their best judgment, on any other business that may properly come before the meeting.

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in order for your votes to be counted. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-866-837-1888
                            ---------------------------------------------------

                            ---------------------------------------------------

                            NOTE: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                            ---------------------------------------------------
                            Shareholder sign here

                            ---------------------------------------------------
                            Co-owner sign here

                            ---------------------------------------------------
                            Date                                      CGE_15927

    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
                                    ENVELOPE.

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                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                          VOTE THIS PROXY CARD TODAY!





















                  Please detach at perforation before mailing.


THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [ ]


                                                          FOR  AGAINST  ABSTAIN
To approve an amendment to the Fund's fundamental         [ ]    [ ]      [ ]
investment restriction with respect to concentrating investments in the public utilities industry.








                                   CGE_15927